THE GRIFFIN FUNDS

                        Supplement dated November 2, 1998
                     to Prospectuses dated January 31, 1998

         Following the acquisition of H.F. Ahmanson & Company by Washington Mutual, Inc., the Board of Directors of The Griffin Funds, Inc. ("Griffin") has approved a change in the distributor for the Griffin Funds, replacing the former distributor, Griffin Financial Services ("Griffin Financial") with WM Funds Distributor, Inc. ("WM Distributors"). Other than the change in the identity of the distributor, the new distribution agreement for the Griffin Funds with WM Distributors is identical to the former distribution agreement with Griffin Financial.

         Accordingly, the Prospectus for shares of the Money Market Fund and Tax-Free Money Market Fund, and the Prospectus for the shares of the Money Market Fund and Tax-Free Money Market Fund, and the Class A Shares and Class B Shares of the Short-Term Bond Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund, Growth & Income Fund and Growth Fund, are hereby supplemented as follows:

                  The paragraph on page 55 of the Griffin combined prospectus, and page 16 of the Griffin money market fund prospectus, which reads: "Griffin Financial, located at 5000 Rivergrade Road, Irwindale, California 91706, distributes and markets the Funds," shall be replaced with the following: "WM Funds Distributor, Inc., located at 1300 21st Street, Sacramento, CA 95814 distributes the shares of the Funds. WM Funds Distributor, Inc. is an indirect wholly owned subsidiary of Washington Mutual, Inc." In addition, any reference to Griffin Financial in such prospectuses, in its capacity as distributor, shall mean WM Funds Distributor, Inc.